UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 16, 2015

COCA-COLA ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34874	27-2197395
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)
2500 Windy Ridge Parkway, Atlanta, Georgia 30339
(Address of principal executive offices, including zip code)
(678) 260-3000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company issued a press release on March 16, 2015, stating William W. Douglas III, Executive Vice President, Supply Chain, has notified the company of his plans to retire from Coca-Cola Enterprises, Inc. after a 30-year career in the Coca-Cola system. Mr. Douglas will resign his current position effective as of April 1, 2015, at which time Ronald J. Lewis, currently Vice President and Chief Procurement Officer for The Coca-Cola Company, will assume the leadership of our supply chain function. Mr. Douglas will remain with the company until later this year to assist with the transition of his responsibilities, and he will continue to serve as Executive Vice President and a member of the company’s executive leadership team during that time.
The press release is attached as Exhibit 99.1

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES, INC.
(Registrant)
Date: March 16, 2015	By:	/s/ Suzanne N. Forlidas
	Name:	Suzanne N. Forlidas
	Title:	Vice President, Secretary and Deputy General Counsel

EXHIBIT LIST

EXHIBIT
NUMBER         DESCRIPTION
99.1             Press Release dated March 16, 2015.

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